December 11, 2015

DBX ETF TRUST

Deutsche X-trackers MSCI All China Equity ETF

(the “Fund”)

Supplement to the Prospectus of the Fund dated September 30, 2015, as supplemented

Effective December 14, 2015, the following information supplements and supersedes any contrary information contained in the Fund’s Prospectus.

The information contained in the section of the Prospectus entitled “Fund Details—Additional Information about the Fund’s Investment Strategies and Risks—Tracking error risk” is hereby deleted and replaced with the following:

Tracking error risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Imperfect correlation between the Fund’s portfolio securities and those in the Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of the Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. In addition, the Fund may not be able to invest in certain securities and other instruments included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of China or a lack of liquidity on stock exchanges in which such securities trade. Moreover, the Fund may be delayed in purchasing or selling securities and other instruments included in the Underlying Index. For purposes of calculating the Fund’s NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index. The risk of tracking error will be greater to the extent the performance of the Deutsche X-trackers China A-Shares ETFs differ from that of the A-Share components of the Underlying Index and to the extent the shares of the Deutsche X-trackers China A-Shares ETFs trade at a premium or discount.

The information contained in the first two paragraphs of the section of the Prospectus entitled “Fund Details—Shareholder Information—Determination of net asset value” is hereby deleted and replaced with the following:

The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The Fund’s NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Equity investments are valued at market value, which is generally determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. The approximate value of shares of the Fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. Foreign currency exchange rates with respect to the Fund’s non-U.S. securities are generally determined as of 4:00 p.m., London time. Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times. As the respective international local markets close, the market value of the deposit securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second intervals. The value of the Underlying Index will not be calculated and disseminated intraday. The value and return of the Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective international local markets. In addition, the value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Please retain this supplement for future reference.